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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                            reported) April 13, 2006

                            West Pointe Bancorp, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Illinois                           0-30505                      36-4149655
----------------              ----------------            ---------------------
(State or Other                  (Commission                  (IRS Employer
Jurisdiction of                  File Number)               Identification No.)
Incorporation)


West Pointe Bancorp, Inc.
5701 West Main Street                                            62226
Belleville, Illinois                                       ----------------
------------------------------------------                    (Zip Code)
(Address of Principal Executive Offices)


                                 (618) 234-5700
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry Into a Material Definitive Agreement.
------------------------------------------------------------

MERGER AGREEMENT

As previously announced, West Pointe Bancorp, Inc., an Illinois corporation ("West Pointe"), Commerce Bancshares, Inc., a Missouri corporation ("Commerce") and CBI-Kansas, Inc., a Kansas corporation ("CBI-Kansas"), have entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of April 13, 2006, whereby West Pointe will be merged with and into CBI-Kansas, a wholly owned subsidiary of Commerce (the "Merger"). West Pointe expects that simultaneously with the consummation of the Merger, West Pointe Bank And Trust Company, a wholly-owned subsidiary of West Pointe, would be merged with and into Commerce Bank, N.A., a wholly-owned subsidiary of CBI-Kansas. In the Merger, it is expected that Commerce will issue a combination of (i) up to 1,678,772 and no fewer than 1,099,384 shares of Commerce common stock and (ii) and up to $20,225,000 for all shares of West Pointe common stock held by West Pointe stockholders immediately before completion of the merger. Pursuant to the terms of the Merger Agreement, the cash consideration is limited to 25% of the total consideration. The total consideration value is estimated to be $80,900,000. The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. The Merger Agreement contains various representation, warranties and covenants of Commerce and West Pointe and certain conditions precedent to the Merger. Those conditions include (i) the approval of the Merger by the stockholders of West Pointe, (ii) the receipt of all required regulatory approvals and (iii) the satisfaction or waiver of certain other customary closing conditions. The Merger is expected to be completed in the third quarter of 2006.

The Merger Agreement may be terminated at any time prior to the closing, whether before or after the approval of West Pointe's stockholders is obtained, by either West Pointe or Commerce if, among other things, (i) the required regulatory approvals are denied, (ii) with certain exceptions, if the Merger has not been consummated by December 31, 2006, or (iii) West Pointe's stockholders fail to approve the Merger. West Pointe may terminate the Merger Agreement if, among other things, the market price of the Commerce Common Stock (subject to certain adjustments) is less than $41.69. Additionally, Commerce may terminate the Merger Agreement if, among other things, the market price of the Commerce Common Stock is more than $61.69.

A copy of the Merger Agreement is attached hereto as Exhibit 10.1. This description of the Merger Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the complete copy of the agreement attached hereto as an exhibit. The Merger Agreement should not be read alone, but should be read in conjunction with other information regarding West Pointe and Commerce, including any proxy statement or prospectus that may be filed in connection with the Merger, as well as the Forms 10-K, 10-Q and other filings West Pointe and Commerce make with the Securities and Exchange Commission (the "SEC").

STOCK OPTION AGREEMENT

In connection with the Merger Agreement, West Pointe has granted to Commerce a stock option (the "Option") to purchase, under certain circumstances, up to 19.9% of West Pointe's issued and outstanding common stock at a price, subject to certain adjustments, of $48.75 per share



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pursuant to a Stock Option Agreement. Under certain circumstances, West Pointe may be required to repurchase the Option or the shares acquired pursuant to the exercise of the Option. West Pointe also has the ability under certain circumstances to call the stock issued pursuant to the grant. Alternatively, the Option could be surrendered to West Pointe, together with any shares purchase under the Option, in exchange for cash. The Stock Option Agreement limits Commerce's Total Profit (as defined in the Stock Option Agreement) to not more than $4,000,000.

A copy of the Stock Option Agreement is attached hereto as Exhibit 10.2. This description of the Stock Option Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the complete copy of the agreement attached hereto as an exhibit.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

It is expected that Commerce will file with the SEC a Registration Statement on Form S-4, which will contain the prospectus of Commerce relating to the shares to be issued in the Merger and the proxy statement of West Pointe relating to a Special Meeting of Stockholders, at which the Merger Agreement will be considered and voted upon by West Pointe's stockholders, as well as other relevant documents concerning the Merger. Investors are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. Investors will also be able to obtain the Form S-4 Registration Statement, including the exhibits filed therewith, free of charge at the website maintained by the SEC at www.sec.gov. Investors may obtain documents filed with the SEC by West Pointe free of charge by requesting them in writing from West Pointe Bancorp, Inc., 5701 Main Street, Belleville, IL 62226: Attn: Terry W. Schaefer.

PARTICIPANTS IN THIS TRANSACTION

West Pointe and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the Merger. Information about such directors and executive officers and their ownership of West Pointe common stock will be included in the proxy statement/prospectus described above. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. The forward-looking statements involve certain risks and uncertainties. West Pointe intends that these statements be covered by the safe harbors created under these laws. These forward-looking statements include, but are not limited to, statements about West Pointe's expectation that the Merger will be consummated. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from the information set forth in these forward-looking statements include the satisfaction of the closing conditions for the Merger, including the requisite regulatory approvals and approval by West Pointe's stockholders, among other factors and events. Many of these factors and events are beyond West Pointe's ability to control or predict. Given these


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uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements, which only speak as of the date of this Form 8-K. West Pointe does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. For further information regarding either company, please read Commerce's and West Pointe's reports filed with the SEC and available at www.sec.gov.

Item 9.01         Financial Statements and Exhibits.

(d)  Exhibits

10.1 Agreement and Plan of Merger among Commerce Bancshares, Inc., West Pointe Bancorp, Inc. and CBI-Kansas, Inc. dated April 13, 2006

10.2 Stock Option Agreement between West Pointe Bancorp, Inc. and Commerce Bancshares, Inc. dated April 13, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WEST POINTE BANCORP, INC.
                              (Registrant)




Date: April 18, 2006          By:   /s/      Bruce A. Bone
                                    --------------------------------------------
                                    Name: Bruce A. Bone
                                    Title: Executive Vice President and Chief
                                    Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------

10.1 Agreement and Plan of Merger among Commerce Bancshares, Inc., West Pointe Bancorp, Inc. and CBI-Kansas, Inc. dated April 13, 2006

10.2 Stock Option Agreement between West Pointe Bancorp, Inc. and Commerce Bancshares, Inc. dated April 13, 2006



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